SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act OF 1934

        Date of Report (Date of Earliest Event Reported):  November 1, 1996

                           XPLORER, S.A.
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                    0-17874         95-4280610
               (State or other             (Commission     (IRS Employer
                 jurisdiction              File Number)    Identification
               of incorporation)                               Number)


     4750 Kelso Creek Road, Weldon, California               93283
     (Address of principal executive offices)                (Zip Code)


                                   (619) 378-3936
               (Registrant's telephone number, including area code)

                                   Not applicable
          (Former name or former address, if changed since last report)



    Total sequentially numbered pages in this document:   2
                                                         ---
    Exhibit index page number:  0
                               ---








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     Item 8.   Changes in Fiscal Year

     On November 1, 1996, the Board of Directors of the Registrant unanimously approved a change in the Registrant's fiscal year from December 31 to September 30. The Registrant will file a Form 10-K for the year ending September 30, 1996 and such Form 10-K will cover the transition period.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Xplorer, S.A.
                                    --------------------------
                                           (Registrant)

                                    By:/s/  Thomas C. Roddy
                                       -----------------------
                                       Thomas C. Roddy
                                       President and Chief Executive Officer


     Date: November 11, 1996.






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